UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               -------------------


                                    FORM 8-K

              CURRENT REPORT Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest reported event): November 15, 2016

                             NEWGIOCO GROUP, INC.
            (Exact name of registrant as specified in its charter)

   DELAWARE                     000 - 50045                     33-0823179
(State or other           (Commission File Number)            (I.R.S. Employer
jurisdiction of                                         Identification Number)
incorporation or
organization)


                    130 Adelaide Street West, Suite 701
                      Toronto, Ontario M5H 2K4, Canada
                  (Address of principal executive offices)

                              +39 391 306 4134
                      (Registrant's telephone number)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))















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Item 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

The Company issued an aggregate of 2,025,100 shares of common stock dated November 15, 2016 at 100% of the market price of $0.15 per share as follows:

 - 1,785,100 shares issued to Gold Street Capital Corp. for the payment of debt equal to $267,756;
 - 200,000 issued to Julia Lesnykh for the payment of debt equal to $30,000;
 - 40,000 issued to Andrei Sheptikita for the payment of debt equal to $6,000

In addition, the Company issued an aggregate of 4,500,000 shares of common stock dated November 15, 2016 at 100% of the market price of $0.15 per share as a performance based restricted stock award that was contingent upon the closing of the July 1, 2016 acquisitions for services performed by key management related to business development since the acquisition Multigioco Srl. The Company granted the shares as follows:

 - 1,500,000 shares issued to Gold Street Capital Corp., a related party;
 - 1,500,000 shares issued to Alessandro Marcelli, a director of the Company;
 - 1,500,000 shares issued to Beniamino Gianfelici, a director of the Company

The restricted stock award was granted in lieu of a formalized equity incentive plan on the closing date of the July 1, 2016 acquisitions. A stock based compensation expense was recorded in the year ended December 31, 2016.

Also on December 31, 2016, 56,000 shares of the Company's common stock were issued to Gold Street Capital Corp. at 100% of the market price of $0.41 per share for the payment of debt equal to $22,433.

Gold Street Capital Corp is a company owned by Gilda Ciavarella, the spouse of our Chairman and CEO, Michele Ciavarella and is a major stockholder of Newgioco Group, Inc.

The Company claims an exemption from the registration requirements of the Securities Act of 1933, as amended (the "Act"), for the private placement of these securities pursuant to Section 4(a)(2) of the Act since the transaction did not involve a public offering, the Investors are accredited investors with access to information about the Company and its investment, the Investors took the securities for investment and not resale, and the Company took appropriate measures to restrict the transfer of the securities.

These shares of our common stock have not been registered under the Securities Act and may not be offered or sold absent registration or an applicable exemption from registration requirements.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


DATED:  March 27, 2017.                   NEWGIOCO GROUP, INC.


                                     By:  /s/ MICHELE CIAVARELLA, B.SC
                                         ------------------------------
                                          MICHELE CIAVARELLA
                                          Chairman of the Board
                                          Chief Executive Officer